MUNDER ACCELERATING GROWTH FUND               MUNDER VALUE FUND
MUNDER BALANCED FUND                          MUNDER BOND FUND
MUNDER EQUITY SELECTION FUND                  MUNDER INTERMEDIATE BOND FUND
MUNDER GROWTH & INCOME FUND                   MUNDER INTERNATIONAL BOND FUND
MUNDER INDEX 500 FUND                         MUNDER U.S. GOVERNMENT INCOME FUND
MUNDER INTERNATIONAL EQUITY FUND              MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
MUNDER MICRO-CAP EQUITY FUND                  MUNDER TAX-FREE BOND FUND
MUNDER MID-CAP GROWTH FUND                    MUNDER TAX-FREE INTERMEDIATE BOND FUND
MUNDER MULTI-SEASON GROWTH FUND               MUNDER CASH INVESTMENT FUND
MUNDER REAL ESTATE EQUITY INVESTMENT FUND     MUNDER MONEY MARKET FUND
MUNDER SMALL-CAP VALUE FUND                   MUNDER TAX-FREE MONEY MARKET FUND
MUNDER SMALL COMPANY GROWTH FUND              MUNDER U.S. TREASURY MONEY MARKET FUND

                          (collectively, the "Funds")

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the twenty-four investment portfolios listed above. The Munder Funds, Inc. (the "Company") currently offers a selection of ten investment portfolios, nine of which are offered in this Statement of Additional Information: the Munder Equity Selection Fund (the "Equity Selection Fund"), Munder Micro-Cap Equity Fund (the "Micro-Cap Equity Fund"), Munder Mid-Cap Growth Fund (the "Mid-Cap Fund"), Munder Multi-Season Growth Fund (the "Multi-Season Fund"), Munder Real Estate Equity Investment Fund (the "Real Estate Fund"), Munder Small-Cap Value Fund (the "Small-Cap Value Fund"), Munder Value Fund (the "Value Fund"), Munder International Bond Fund (the "International Bond Fund") and Munder Money Market Fund (the "Money Market Fund"). The NetNet Fund is offered in a separate prospectus and Statement of Additional Information. The Munder Funds Trust (the "Trust") currently offers a selection of fifteen investment portfolios. This Statement of Additional Information describes each of the investment portfolios offered by the Trust. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Trust's and the Company's Prospectuses dated October 28, 1996. A copy of each Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling
(800) 438-5789. This Statement of Additional Information is dated October 28, 1996.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

                                                                     Page

General............................................................     3
Fund Investments...................................................     3
Risk Factors and Special Considerations -- Index 500 Fund..........    20
Risk Factors and Special Considerations -- Michigan Bond Fund and
      Tax-Free Intermediate Bond Fund..............................    22
Investment Limitations.............................................    24
Trustees, Directors and Officers...................................    28
Investment Advisory and Other Service Arrangements.................    33
Portfolio Transactions.............................................    47
Purchase and Redemption Information................................    50
Net Asset Value....................................................    52
Performance Information............................................    53
Taxes..............................................................    62
Additional Information Concerning Shares...........................    69
Miscellaneous......................................................    71
Registration Statement.............................................    81
Financial Statements...............................................    81
Appendix A.........................................................   A-1
Appendix B.........................................................   B-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                    GENERAL

          The Trust was organized on August 30, 1989 under the name "PDB Fund," which was changed in November, 1989 to "Opportunity Funds", and in February, 1990 to "Ambassador Funds" and in June, 1995 to "The Munder Funds Trust." The Tax-Free Intermediate Bond Fund originally commenced operations on February 9, 1987 as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. The Company was organized as a Maryland corporation on November 18, 1992.

          As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc., Munder Group LLC, Woodbridge Capital Management, Inc. and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Prospectus.

                               FUND INVESTMENTS

          The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. With the exception of the policy to invest at least 80% of each of Tax-Free Bond Fund's and Tax-Free Money Market Fund's assets in municipal obligations bearing tax-exempt interest and the investment objectives of Multi-Season Fund and Real Estate Fund, each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that a Fund will achieve its objective. A description of applicable credit ratings is set forth in Appendix A hereto. For purposes of this Statement of Additional Information, the Munder Accelerating Growth Fund, Equity Selection Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Munder Small Company Growth Fund and Value Fund, and are referred to as the "Equity Funds." Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund are referred to as the "Bond Funds"; and Munder Cash Investment Fund, Money Market Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund are referred to as the "Money Market
Funds."

          BORROWING. The Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowings, transfer as collateral, securities owned by the Funds.

          FOREIGN SECURITIES. Each Equity Fund (except the Real Estate Fund), the Balanced Fund, each Bond Fund and the Cash Investment Fund may invest in the securities of foreign issuers. The Mid-Cap Fund and the Multi-Season Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

          Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

          Under normal market conditions, at least 65% of the International Bond Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."


          Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

          Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

          Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

          The Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

          A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

          The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


          FORWARD FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

          When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A separate account consisting of cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


          FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds, the Balanced Fund, the Bond Funds and the International Bond Fund currently expect that they may purchase and sell futures contracts on interest-bearing securities or securities or bond indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

          INTEREST RATE SWAP TRANSACTIONS. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Bond Fund or the International Bond Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Bond Funds and the International Bond Fund will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Bond Funds' and the International Bond Fund's ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Bond Funds and the International Bond Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

          Each of the Bond Funds' and the International Bond Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Bond Funds' and the International Bond Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, to avoid any potential leveraging of each of the Bond Funds' and the International Bond Fund's portfolio.

          The Bond Funds and the International Bond Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Bond Funds and the International Bond Fund will have contractual remedies pursuant to the agreements related to the transactions.

          The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Bond Funds and the International Bond Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Bond Funds' and the International Bond Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


          INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund (other than the Real Estate Fund) would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company or Trust as a whole. It is the Funds' policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Funds' administrator (the "Administrator"), the Funds' custodian (the "Custodian"), the Funds' Distributor or their affiliates.

          LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's, other than the Money Market Fund's, total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Boards of Trustees and Directors.

          LOWER-RATED DEBT SECURITIES. The Growth & Income Fund may invest up to 20% of the value of its total assets and each of the Real Estate and Value Funds may invest up to 5% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's or Moody's. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Growth & Income, Real Estate or Value Funds should not be considered as a complete investment program and may not be appropriate for all investors.

          While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

          Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds.


          MONEY MARKET INSTRUMENTS. As described in their Prospectuses, the Equity Funds; the Balanced Fund; the Bond Funds; the International Bond Fund; the Munder Michigan Triple Tax-Free Bond Fund (the "Michigan Bond Fund"), Munder Tax-Free Bond Fund ("Tax-Free Bond Fund"), Munder Tax-Free Intermediate Bond Fund ("Tax-Free Intermediate Bond Fund"); and the Money Market Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase.

          Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investor Services, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

          The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Advisor deems the investment to involve minimal credit risk.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          MUNICIPAL OBLIGATIONS. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

          An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.


          From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Tax-Free Money Market Fund (collectively, the "Tax-Free Funds") and the liquidity and value of such Funds. In such an event the Board of Trustees would reevaluate the Funds' investment objective and policies and consider changes in its structure or possible dissolution.

          The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during its current fiscal year.

          NON-DOMESTIC BANK OBLIGATIONS. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.


          OPTIONS. The Equity Funds, Balanced Fund, Bond Funds, International Bond Fund, Michigan Bond Fund and Tax-Free Intermediate Bond Fund may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of their net assets. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B to this Statement of Additional Information.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

          The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event each Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Multi-Season, Real Estate and International Bond Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The Funds (excluding the Mid-Cap, Multi-Season, Real Estate, Value, and International Bond Funds) will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Mid-Cap, Multi-Season, Real Estate and Value Funds may write call options that are not covered for cross-hedging purposes. Each of the Mid-Cap, Multi-Season, Real Estate and Value Funds will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. The International Bond Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 25% of the Fund's total assets. The Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

          Each of the Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Funds will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

          There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

          In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          The Mid-Cap Fund and Value Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 25% of the Fund's total assets. The Multi-Season Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 20% of the Fund's total assets. The Real Estate Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in its portfolio.

          REAL ESTATE SECURITIES. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

          In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

          REPURCHASE AGREEMENTS. The Funds may agree to enter into repurchase agreements with financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year.

          The repurchase price under the repurchase agreements described in each Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements will be held by the Trust's or Company's Custodian (or sub-custodian) in the Federal
Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS. Each Fund (except the Multi-Season Fund, Money Market Fund and Tax-Free Funds) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          RIGHTS AND WARRANTS. As stated in their Prospectuses, the Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Each Equity Fund and the Balanced Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


          STAND-BY COMMITMENTS. The Balanced Fund, the Cash Investment Fund, the Tax-Free Funds may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

          The Company expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Tax-Free Funds intend to enter into stand-by commitments only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

          STOCK INDEX FUTURES, OPTIONS ON STOCK AND BOND INDICES AND OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. The Equity Funds, the Balanced Fund, the Bond Funds, Michigan Triple Tax-Free Bond

Fund and Tax-Free Intermediate Bond Fund may purchase and sell stock index futures, options on stock and bond indices and options on stock index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

          A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

          Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

          If the Advisor expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Funds' futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Funds' position in such futures contract or put option.

          The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond
Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

          In connection with transactions in stock or bond index futures, stock or bond index options and options on stock index or bond futures, such Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No such Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

          STRIPPED SECURITIES. The Balanced Fund, the Bond Funds, International Bond Fund and the Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

          Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

          Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          In addition, the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

          The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

          Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.


          The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

          SUPRANATIONAL BANK OBLIGATIONS. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

          U.S. GOVERNMENT OBLIGATIONS. The Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

          VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

          In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S.

Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

          Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

          GUARANTEED INVESTMENT CONTRACTS. The Bond Funds, the International Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.


          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

          A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


          With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of the Cash Investment Fund and the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Trustees and Directors, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

          OTHER. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Boards of Trustees and Directors or the Advisor, pursuant to guidelines established by the Boards, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

           RISK FACTORS AND SPECIAL CONSIDERATIONS -- INDEX 500 FUND

          Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks included in the S&P 500 Index ("S&P 500"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

          The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500. The Advisor believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500. The Advisor will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the S&P 500. This comparison is made because the Advisor believes that, unless the Fund holds all stocks included in the S&P 500, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the S&P 500. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the S&P 500 that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

          For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the S&P 500. This process continues until the portfolio is fully invested (except for cash holdings).

          Redemptions of a substantial number of shares of the Fund could reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

          If an issuer drops in ranking, or is eliminated entirely from the S&P 500, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500, such securities might not be sold. Such sales may result in lower prices for such securities than may been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500. However, although the Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Advisor will monitor the Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund's ability to achieve its investment objective.

          The Fund will invest primarily in the common stocks that constitute the S&P 500 in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500, securities that are themselves outside the S&P 500. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

          In addition, the Index 500 Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the S&P 500. SPDRs are traded on the American Stock Exchange.

          The Fund may also purchase put and call options on the S&P 500 and S&P 100 stock indices, which are traded on national securities exchanges. In addition, the Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500 pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500 at times when the Fund is not fully invested in stocks that are included in the S&P 500. For example, by purchasing a futures contract, the Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Fund may be able, as an effective matter, to be fully invested in the S&P 500 while keeping a cash reserve to meet potential redemptions. See Appendix B to this Statement of Additional Information.


  RISK FACTORS AND SPECIAL CONSIDERATIONS --  MICHIGAN BOND FUND AND TAX-FREE
                            INTERMEDIATE BOND FUND

          The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Company has not independently verified this information.

          The State's Constitution limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1%, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than 1% may be transferred into the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations.

          The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

          The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 59% from the payment of State taxes and 41% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the personal income tax, the single business tax and approximately 15% of the sales tax collections.

          Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

          In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack, and an additional tax of 16% of the wholesale price is imposed on certain other tobacco products. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real property and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted equal to 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

          Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

          The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.


          The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industry, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1994, this figure had fallen to 17%. However, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. The particular industries are highly cyclical and in the period 1996-1997 are expected to operate at somewhat less than full capacity, but at higher levels than in the immediate prior years. This factor can usually adversely affect the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales, income taxes and single business taxes.

          As of the date of this Statement of Additional Information, the State's general obligation bonds are rated "AA" by Moody's and "AA" by Fitch. To the extent that either the Michigan Bond Fund or the Tax-Free Intermediate Bond Fund is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

                            INVESTMENT LIMITATIONS

          Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous - Shareholder Approvals").

No Fund of the Trust may:


     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that (a) with respect to each Fund, other than the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and (b) with respect to the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and, with respect to the Money Market Funds,
          (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

     8. Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies.

     11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies.

     In addition, the Tax-Free Intermediate Bond Fund may not:

     1. Purchase or retain securities of any issuer if the officers or trustees of the Trust or its Advisor own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     3. Participate on a joint or joint and several basis in any securities trading account.


     No Fund of the Company may:

     1. Invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries) (except that the Real Estate Fund will invest more than 25% of its assets in securities of issuers in the real estate industry);

     2. (For each Fund except the International Bond Fund) with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     3. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets and 33 1/3% of the Money Market Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. (For each Fund except the Real Estate Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of
          (i) securities which are secured by real estate, (ii) securities representing interests in real estate, (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities.

     8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds (with the exception of the Money Market Fund) may make margin deposits in connection with transactions in options, futures and options on futures;

     9.   Make investments for the purpose of exercising control or management;
          or


     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Mid-Cap, Multi-Season, Real Estate, Value and International Bond Funds of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus.


     Additional investment restrictions adopted by each Fund of the Company, which may be changed by the Board of Directors, provide that a Fund may not:

     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and (in the case of International Bond Fund only) which are not otherwise marketable;

     2. (For each Fund except the International Bond Fund) own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer;

     3. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;


     4. Invest in warrants if at the time of acquisition more than 5% of its total assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value;

     5. Invest more than 5% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation. This restriction shall not apply with respect to securities issued by a special purpose funding vehicle for a company with a record of at least three years of continuous operation, or to real estate investment trusts the sponsor of which has a record of at least three years of continuous operation;

     6. Invest in other investment companies except as permitted under the 1940 Act.

     In addition, the International Bond Fund may not with respect to 50% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

     In order to permit the sale of shares in certain states, the Trust and the Company may make commitments more restrictive than the investment policies and limitations described above. The Trust has committed to the State Securities Board of the State of Texas that (i) each Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets (included within that amount, but not to exceed 2% of the value of such Fund's net assets, may be warrants which are not listed on the New York or the American Stock Exchanges, provided that warrants acquired by such Fund in units or attached to securities may be deemed to be without value for purposes of this commitment); and (ii) the Funds will not engage in arbitrage transactions. Should the Trust determine that these commitments are no longer in the best interests of the Trust, it will revoke the commitment by terminating sales of its shares in Texas.

                       TRUSTEES, DIRECTORS AND OFFICERS

     The trustees, directors and executive officers of the Trust and the Company, and their business addresses and principal occupations during the past five years, are:

                                            Positions                     Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------


Charles W. Elliott/1/                 Chairman of the Board of           Senior Advisor to the President - Western
3338 Bronson Boulevard                Trustees and Directors             Michigan University since July 1995;
Kalamazoo, MI  49008                                                     Executive Vice President -
Age:  64                                                                 Administration & Chief Financial Officer,
                                                                         Kellogg Company from January 1987 through
                                                                         June 1995; before that Price Waterhouse.
                                                                         Board of Directors, Steelcase Financial
                                                                         Corporation

John Rakolta, Jr.                     Trustee, Director and Vice         Chairman, Walbridge Aldinger
1876 Rathmor                          Chairman of the Boards of          Company
Bloomfield Hills, MI 48304            Trustees and Directors
Age:  49

Thomas B. Bender                      Trustee and Director               Investment Advisor, Financial &
7 Wood Ridge Road                                                        Investment Management Group
Glen Arbor, MI 49636                                                     (since April, 1991); Vice President
Age:  63                                                                 Institutional Sales, Kidder, Peabody & Co.
                                                                         (Retired April, 1991).

David J. Brophy                       Trustee and Director               Professor, University of Michigan;
1025 Martin Place                                                        Director, River Place Financial
Ann Arbor, MI 48104                                                      Corp.; Trustee, Renaissance Assets
Age:  60                                                                 Trust.

----------------------------
/1/Trustee/Director is an "interested person" of the Trust or the Company as defined in the 1940 Act.



                                            Positions                     Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------
Dr. Joseph E. Champagne               Trustee and Director               Corporate and Executive Consultant since
319 Snell Road                                                           September 1995; prior to that Chancellor,
Rochester, MI  48306                                                     Lamar University from September 1994
Age:  56                                                                 until September 1995; before that
                                                                         Consultant to Management, Lamar University;
                                                                         President and Chief Executive Officer, Crittenton
                                                                         Corporation, Crittenton Development Corporation
                                                                         until August 1993; before that President, Oakland
                                                                         University of Rochester, MI, until August 1991;
                                                                         Member, Board of Directors, Ross Operating Valve of
                                                                         Troy, MI.

Thomas D. Eckert                      Trustee and Director               President and COO, Mid-Atlantic
10726 Falls Pointe Drive                                                 Group of Pulte Home Corporation
Great Falls, VA 22066
Age:  49

Jack L. Otto                          Trustee and Director               Retired; Director of Standard Federal Bank;
6532 W. Beech Tree Road                                                  Executive Director, McGregor Fund (a private
Glen Arbor, MI 49636                                                     philanthropic foundation) 1981-1985;
Age:  70                                                                 Managing Partner, Detroit office of Ernst
                                                                         & Young, until 1981.

Arthur DeRoy Rodecker                 Trustee and Director               President, Rodecker & Company,
4000 Town Center                                                         Investment Brokers, Inc. since November
Suite 101                                                                1976; President, RAC Advisors, Inc.,
Southfield, MI 48075                                                     Registered Investment Advisors since
Age:  68                                                                 February 1979, President and Trustee,
                                                                         Helen L. DeRoy Foundation, a charitable
                                                                         foundation; Vice President and Trustee,
                                                                         DeRoy Testamentary Foundation, a
                                                                         charitable foundation, Trustee, Providence
                                                                         Hospital Foundation.

Lee P. Munder                         President                          President and CEO of the Advisor; Chief
480 Pierce Street                                                        Executive Officer and President of Old
Suite 300                                                                MCM; Chief Executive Officer of World
Birmingham, MI 48009                                                     Asset Management; and Director, LPM
Age:  50                                                                 Investment Services, Inc. ("LPM").



                                           Positions                      Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------

Terry H. Gardner                      Vice President,                    Vice President and Chief Financial
480 Pierce Street                     Chief Financial Officer            Officer of the Advisor and World Asset
Suite 300                             and Treasurer                      Management; Vice President and Chief
Birmingham, MI 48009                                                     Financial Officer of Old MCM; Audit
Age:  35                                                                 Manager of Arthur Andersen & Co. (1991
                                                                         to February 1993); Secretary of LPM.

Paul Tobias                           Vice President                     Executive Vice President and Chief
480 Pierce Street                                                        Operating Officer of the
Suite 300                                                                Advisor (since April 1995) and
Birmingham, MI 48009                                                     Executive Vice President of
Age:  43                                                                 Comerica, Inc.

Gerald Seizert                        Vice President                     Executive Vice President and Chief
480 Pierce Street                                                        Investment Officer/Equities of the
Suite 300                                                                Advisor (since April 1995);
Birmingham, MI 48009                                                     Managing Director (1991-1995),
Age:  44                                                                 Director (1992-1995) and Vice President
                                                                         (1984-1991) of Loomis, Sayles and Company, L.P.

Elyse G. Essick                       Vice President                     Vice President and Director of
480 Pierce Street                                                        Marketing for the Advisor;
Suite 300                                                                Vice President and Director of
Birmingham, MI 48009                                                     Client Services of Old MCM
Age:  37                                                                 (August 1988 to December 1994).

James C. Robinson                     Vice President                     Vice President and Chief Investment
480 Pierce Street                                                        Officer/Fixed Income for the Advisor;
Suite 300                                                                Vice President and Director of Fixed
Birmingham, MI 48009                                                     Income of Old MCM (1987-1994).
Age:  34

Leonard J. Barr, II                   Vice President                     Vice President and Director of Core
480 Pierce Street                                                        Equity Research of the Advisor;
Suite 300                                                                Director and Senior Vice President
Birmingham, MI 48009                                                     of Old MCM (since 1988);
Age:  51                                                                 Director of LPM.

Ann F. Putallaz                       Vice President                     Vice President and Director of
480 Pierce Street                                                        Fiduciary Services of the Advisor
Suite 300                                                                (since January 1995); Director of
Birmingham, MI 48009                                                     Client and Marketing Services of
Age:  50                                                                 Woodbridge.



                                           Positions                      Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------

Richard H. Rose                       Assistant Treasurer                Senior Vice President, First Data
First Data Investor Services                                             Investor Services Group, Inc.
  Group, Inc.                                                            (since May 6, 1994).  Formerly,
One Exchange Place                                                       Senior Vice President, The Boston
8th Floor                                                                Company Advisors, Inc. since
Boston, MA 02109                                                         November 1989.
Age:  41

Lisa A. Rosen                         Secretary, Assistant               General Counsel of the Advisor since
480 Pierce Street                     Treasurer                          May, 1996; Formerly, Counsel, First Data
Suite 300                                                                Investor Services Group, Inc.; Assistant
Birmingham, MI 48009                                                     Vice President and Counsel with The Boston
Age:  29                                                                 Company Advisors, Inc; Associate
                                                                         with Hutchins, Wheeler & Dittmar.

Teresa M.R. Hamlin                    Assistant Secretary                Counsel, First Data Investor Services
First Data Investor Services                                             Group, Inc. Formerly Paralegal Manager,
  Group, Inc.                                                            The Boston Company Advisors, Inc.
One Exchange Place
8th Floor
Boston, MA 02109
Age:  32

          Trustees of the Trust and Directors of the Company receive an aggregate fee from the Trust, the Company and St. Clair Funds, Inc. ("St. Clair") comprised of an annual retainer fee, and a fee for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

          The following table summarizes the compensation paid by the Trust and the Company to the Trustees of the Trust and Directors of the Company and St. Clair for the fiscal year ended June 30, 1996.


                        Aggregate Com-      Pension       Estimated
                        pensation from     Retirement       Annual
                          the Trust,    Benefits Accrued   Benefits      Total
Name of Person           the Company       as Part of        upon       from the
   Position             and St. Clair    Fund Expenses    Retirement  Fund Complex
--------------          --------------  ----------------  ----------  ------------

Charles W. Elliott        $14,000.00         None            None      $14,000.00
Chairman

John Rakolta, Jr.         $14,000.00         None            None      $14,000.00
Vice Chairman

Thomas B. Bender          $14,000.00         None            None      $14,000.00
Trustee and Director

                           Aggregate Com-      Pension       Estimated
                           pensation from     Retirement       Annual
                             the Trust,    Benefits Accrued   Benefits      Total
Name of Person              the Company       as Part of        upon       from the
   Position                and St. Clair    Fund Expenses    Retirement  Fund Complex
--------------             --------------  ----------------  ----------  ------------

David J. Brophy              $14,000.00          None           None      $14,000.00
Trustee and Director

Dr. Joseph E. Champagne      $14,000.00          None           None      $14,000.00
Trustee and Director

Thomas D. Eckert             $14,000.00          None           None      $14,000.00
Trustee and Director

Jack L. Otto                 $14,000.00          None           None      $14,000.00
Trustee and Director

Arthur DeRoy Rodecker        $14,000.00          None           None      $14,000.00
Trustee and Director

          No officer, director or employee of the Advisor, Comerica Incorporated ("Comerica"), the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust or the Company. As of October 1, 1996, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any Fund of the Trust and as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares of any Fund of the Company.

          As of October 1, 1996, the Directors and officers of the Company, as a group, owned 29,675.31 Class Y Shares of Multi-Season Growth Fund, 16,234.01 Class Y Shares of Value Fund, 44,641.36 Class Y Shares of Tax-Free Money Market Fund, 3,620.69 Class Y Shares of Money Market Fund, 1,400.56 Class Y Shares of International Equity Fund, 10,964.20 Class Y Shares of Real Estate Equity Investment Fund, 9,483.16 Class Y Shares of Small Company Growth Fund, 3,641.40 Class Y Shares of Accelerating Growth Fund and 585.38 Class Y Shares of Mid-Cap Growth Fund, which represented less than 1% of the outstanding Class Y Shares of those Funds.

          Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of October 1, 1996 owned 77,82 Class Y Shares of Multi-Season Growth Fund and 151,859.51 Class Y Shares of Money Market Fund, which represented less than 1% of the outstanding Class Y Shares of each of those Funds. As of the same date, such pension plan owned 22,989 Class A Shares of Value Fund, 11,380 Class A Shares of International Equity Fund, 20,000 Class Y Shares of Real Estate Equity Investment Fund, 7,550 Class A Shares of Bond Fund, 10,135 Class A Shares of Small Company Growth Fund, 12,682 Class A Shares of Accelerating Growth Fund, 16,122 Class A Shares of Mid-Cap Growth Fund and 31,399.02 Class Y Shares of Bond Fund, which represented 36.638%, 3.650%, 1.153%, 8.683%, 4.343%, 3.380%,
90.507% and 36.113%, respectively, of the outstanding Class Y and Class A Shares, as applicable, of those Funds.

          Munder Capital Management and affiliates of Munder Capital Management, through common ownership, owned beneficially 10,406.77 Class Y Shares of the Multi-Season Growth Fund, 2,628,139.35 Class Y Shares of the Money Market Fund and 1,201.27 Class Y Shares of Small Company Growth Fund, which represented 0.119%, 1.351% and 0.023% of the outstanding Class Y Shares of those Funds, respectively.

          The Trust and the Company will not employ Rodecker & Company, Investment Brokers, Inc. to effect brokerage transactions for the Funds.


          SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust, as amended, also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          The Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

          INVESTMENT ADVISOR. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Woodbridge Capital Management, Inc. ("Woodbridge") as investment advisor to the investment portfolios of the Trust and replaced Munder Capital Management, Inc. as investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing of an agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisory businesses of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.


          New Investment Advisory Agreements ("Advisory Agreements") between the Advisor and the Trust on behalf of each investment portfolio of the Trust were approved by the Board of Trustees of the Trust on November 23, 1994 and by the shareholders of those funds at a meeting on March 29, 1995. Advisory Agreements between the Advisor and the Company on behalf of the Multi-Season Fund, Real Estate Fund and

Money Market Fund were approved by the Board of Directors of the Company on November 9, 1994 and by the shareholders of those Funds at a meeting on February 24, 1995. The Advisory Agreements for the Mid-Cap Growth and Value Funds were approved by the Board of Directors on July 31, 1995 and by shareholders on August 14, 1995. The Advisory Agreement for the International Bond Fund was approved by the Board of Directors on May 6, 1996 and by the shareholders on October 1, 1996. The Advisory Agreements for the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund were approved by the Board of Directors on August 6, 1996 and by the shareholders of each Fund on October 28, 1996. Under the terms of the Advisory Agreements, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Trust's and the Company's Boards of Trustees and Directors.

          The Company's Advisory Agreements will continue in effect for a period of two years from their effective dates. The Trust's Advisory Agreement was approved for an initial period from January 1, 1995 to July 31, 1995. On July 31, 1995, the continuance of the Trust's Advisory Agreement was approved and an amendment to the Trust's Advisory Agreement was approved whereby the Advisor reduced the annual investment advisory fees payable by certain portfolios of the Trust effective October 28, 1995. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees/Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either
(i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees/Directors. Each Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees/Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust or the Company, as applicable. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

          For its services, the Advisor earns a monthly fee as set forth below. Advisory fees for each Fund are reflected in the following paragraphs.

          For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.00% of the first $500 million of average daily net assets and .75% of net assets in excess of $500 million of the Multi-Season Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund;
 .74% of average daily net assets of each of the Mid-Cap Fund, Real Estate Fund and the Value Fund; .65% of average daily net assets of the Balanced Fund; 50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund, U.S. Government Income Fund, Michigan Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .40% of average daily net assets of the Money Market Fund; .35% of average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; and .20% of the first $250 million of average daily net assets, .12% of the next $250 million of net assets and .07% of average daily net assets in excess of $500 million of the Index 500 Fund. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .07% and .75% of the average daily net assets of the Index 500 Fund and the Multi-Season Fund, respectively, during the Trust's and the Company's current fiscal year. The Advisor expects to voluntarily reimburse expenses during the

Trust's and the Company's current fiscal year with respect to the Index 500, Mid-Cap, Real Estate and Value Funds. The Advisor may discontinue such fee waivers and/or expense reimbursements at anytime, in its sole discretion.

          For the period February 1, 1995 through February 28, 1995, the Advisor received fees, after waivers, of: $144,906 - Accelerating Growth Fund, $22,937-Balanced Fund, $0 - Growth & Income Fund, $5,407 - Index 500 Fund, $75,502 - International Equity Fund, $68,046 - Small Company Growth Fund, $67,126 - Bond Fund, $172,014 - Intermediate Bond Fund, $67,252 - U.S. Government Income Fund, $0 - Michigan Bond Fund, $96,599 - Tax-Free Bond Fund, $137,594 - Tax-Free Intermediate Bond Fund, $246,455 - Cash Investment Fund, $62,910 - Tax-Free Money Market Fund and $83,125 - U.S. Treasury Money Market Fund.

          Net fees accrued to Old MCM, Inc., the Company's former investment advisor, for services provided pursuant to the former advisory agreements (which provided for the same fee rates as the Advisory Agreements) for the year ended December 31, 1994 (and for the Real Estate Fund for the period from commencement of operations to December 31, 1994) were $555,273 for the Multi-Season Fund, $3,166 for the Real Estate Fund and $620,204 for the Money Market Fund. For such periods, the Advisor voluntarily reimbursed expenses for the Multi-Season, Real Estate and Money Market Funds in the following amounts of $285,571, $68,336 and $218,109, respectively.

          For the period March 1, 1995 through June 30, 1995, the Advisor received fees after waivers of: $659,256 - Accelerating Growth Fund, $103,145 - Balanced Fund, $243,681 - Growth & Income Fund, $27,024 - Index 500 Fund, $357,460 - International Equity Fund, $316,025 - Small Company Growth Fund, $300,222 - Bond Fund, $767,122 - Intermediate Bond Fund, $304,666 - U.S.
Government Income Fund, $0 - Michigan Bond Fund, $410,093 - Tax-Free Bond Fund, $593,601 - Tax-Free Intermediate Bond Fund, $1,144,037 - Cash Investment Fund, $273,285 - Tax-Free Money Market Fund and $373,285 - U.S. Treasury Money Market Fund.

          For the period from January 1, 1995 through June 30, 1995, the Advisor received fees after waivers of $272,521 for the Multi-Season Fund, $0 for the Real Estate Fund and $431,213 for the Money Market Fund. For such period, the Advisor voluntarily reimbursed expenses for the Multi-Season and Real Estate Funds, in the following amounts of $34,525 and $141,161, respectively.

          For the period from July 1, 1995 through October 27, 1995, the Advisor received fees after waivers of $709,799 for the Accelerating Growth Fund, $107,536 for the Balanced Fund, $364,938 for the Growth & Income Fund, $31,087 for the Index 500 Fund, $379,355 for the International Equity Fund, $17,380 for the Mid-Cap Fund, $358,622 for the Small Company Growth Fund, $31,762 for the Value Fund, $300,502 for the Bond Fund, $771,815 for the Intermediate Bond Fund, $290,956 for the U.S. Government Fund, $0 for the Michigan Bond Fund, $367,467 for the Tax-Free Bond Fund, $572,916 for the Tax-Free Intermediate Fund, $1,159,247 for the Cash Investment Fund, $266,552 for the Tax-Free Money Market Fund and $341,421 for the U.S. Treasury Money Market Fund.

          For the period from October 28, 1995 through June 30, 1996, the Advisor received fees after waivers of $1,411,737 for the Accelerating Growth Fund, $246,967 for the Balanced Fund, $970,328 for the Growth & Income Fund, $72,265 for the Index 500 Fund, $946,880 for the International Equity Fund, $920,847 for the Small Company Growth Fund, $537,663 for the Bond Fund, $1,809,598 for the Intermediate Bond Fund, $661,896 for the U.S. Government Fund, $0.00 for the Michigan Bond Fund, $709,274 for the Tax-Free Bond Fund, $1,185,441 for the Tax-Free Intermediate Fund, $2,478,073 for the Cash Investment Fund, $660,687 for the Money Market Fund, $610,215 for the Tax-Free Money Market Fund and $823,717 for the U.S. Treasury Money Market Fund.

          For the fiscal year ended June 30, 1996 (and for the period from commencement of operations to June 30, 1996 for the Mid-Cap and Value Funds) the Advisor received fees after waivers, if any, of $2,275,469 for the Multi-Season Fund, $114,330 for the Real Estate Fund, $1,025,924 for the Money Market Fund, $113,145 for the Mid-Cap Fund and $189,909 for the Value Fund.

          For the fiscal year ended June 30, 1996 the Advisor voluntarily reimbursed expenses for the Real Estate Fund, Mid-Cap Fund, Value Fund and Index 500 Fund, in the amounts of $34,671, $24,500, $70,016 and $21,376, respectively.

          The Equity Selection, Micro-Cap Equity and Small-Cap Value Funds had not commenced operations as of the date of this Statement of Additional Information. The International Bond Fund did not commence operations until October 2, 1996.

          If the total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Advisor, Administrator, Custodian and Transfer Agent will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them with respect to such Fund for such year. Such amount borne will be limited to the amount of the fees paid to them for the applicable period with respect to the Fund involved.

          DISTRIBUTION AGREEMENTS. The Trust and the Company have entered into distribution agreements, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

          DISTRIBUTION SERVICES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. Each Fund has adopted a Service and Distribution Plan with respect to its Class A Shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service and Distribution Plans for Class A Shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A Shares of each Fund. Each Fund has also adopted a Service and Distribution Plan with respect to its Class B and Class C Shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Service and Distribution Plans for Class B and Class C Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B and Class C Shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares of each Fund.

          Under the terms of the Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees/Directors, including a majority of the Board of Trustees/Directors who are not interested persons of the Trust or the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Trustees/Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the relevant class of the respective Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Boards of Trustees and Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees/Directors have determined that the Plans will benefit the Trust, the Company and their respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retention of existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

          With respect to Class B and Class C Shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B and Class C Shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the relevant Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

          SHAREHOLDER SERVICING ARRANGEMENTS - CLASS K SHARES. As stated in each Fund's Prospectus, Class K Shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Trust or the Company to provide support services to their Customers who beneficially own Class K Shares in consideration of the Funds' payment of not more than .25% (on an annualized basis) of the average daily net asset value of the Class K Shares beneficially owned by the Customers.

          Services provided by institutions under their service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K Shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in Class K Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K Shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust or the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Trust's arrangements with institutions; and (x) providing such other similar services as the Trust or the Company may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

          Pursuant to the Trust's and the Company's agreements with such institutions, the Boards of Trustees and Directors will review, at least quarterly, a written report of the amounts expended under the Trust's and the Company's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Boards of Trustees and Directors, including a majority of the Trustees/Directors who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

          The Boards of Trustees and Directors have approved the arrangements with Institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

          ADMINISTRATION AGREEMENT. First Data Investor Services Group, Inc. ("First Data"), located at 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Trust and the Company pursuant to administration agreements (each, an "Administration Agreement"). First Data has agreed to maintain office facilities for the Trust and the Company; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust or the Company.

          Each Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

          Regarding the Administrator's agreement to reimburse the Trust or the Company in the event the expenses of a Fund exceed applicable state expense limitations, see "Investment Advisory and Other Service Arrangements -Investment Advisor."

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Comerica Bank, whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Funds' assets pursuant to custodian agreements (each, a "Custody Agreement") with each of the Trust and the Company. Under each Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Trustees and Directors concerning each Fund's operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Trust or the Company. In addition, the Trust and the Company and the Custodian have entered into respective sub-custody agreements with Boston Safe Deposit and Trust Company ("Boston Safe") relating to the custody of foreign securities held by certain Funds of the Trust and each Fund of the Company (except the Real Estate Fund), and Boston Safe, in turn, has entered into additional agreements with financial institutions and depositories located in foreign countries with respect to the custody of such securities. As of December 1996, Morgan Stanley Trust Company ("Morgan Stanley") will replace Boston Safe as sub-custodian relating to the custody of foreign securities held by the funds of the Trust and the Company (except International Bond Fund). With respect to the International Bond Fund, Morgan Stanley has provided sub-custody services to the Fund since its commencement of operations on October 2, 1996.

          First Data also serves as the transfer and dividend disbursing agent for the Funds pursuant to transfer agency agreements (the "Transfer Agency Agreement") with each of the Trust and the Company, under which First Data (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards of Trustees and Directors concerning the operations of each Fund.

          Regarding the Custodian's and Transfer Agent's agreement to reimburse the Trust or the Company in the event the expenses of a Fund exceed applicable state expense limitations, see "Investment Advisory and Other Service Arrangements - Advisory Agreement."

          COMERICA. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries ("Comerica") and other institutions that have entered into agreements with the Trust providing for shareholder services for their customers.

          Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers.

          It should be noted that future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Comerica, its affiliates and subsidiaries and certain other institutions from continuing to perform certain services for Class K Shares of the Funds.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of Comerica, its affiliates and subsidiaries and/or other institutions in connection with the provision of services on behalf of Class K Shares of the Funds, the Trust or the Company might be required to alter materially or discontinue its arrangements with the institutions and change its method of operations with respect to Comerica, its affiliates and subsidiaries and certain other institutions. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Funds or result in a financial loss to any holder of Class K Shares of the Funds.

          OTHER INFORMATION PERTAINING TO DISTRIBUTION, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. As stated in each Prospectus, the Administrator and Transfer Agent each receive, as compensation for its services, fees from the Funds based on the aggregate average daily net assets of the Funds and other investment portfolios advised by the Advisor. The Custodian receives a separate fee for its services. In approving the Administration Agreements and Transfer Agency Agreements, the Boards of Trustees and Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust and the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of each Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with either the Trust, the Company or the Advisor. The Boards also considered their responsibilities under federal and state law in approving these agreements. In considering the reasonableness of the fee, the Distributor's activities under its Distribution Agreements were not considered by the Boards.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS A SERVICE AND
DISTRIBUTION PLANS

--------------------------------------------------------------------------------
                                        FISCAL        FISCAL
                                         YEAR         PERIOD          YEAR
                                        ENDED         ENDED           ENDED
                                        2/28/95       6/30/95        6/30/96
--------------------------------------------------------------------------------
                                                                   C>
Accelerating Growth Fund               $1,339.97     $   51.86     $  1916.29
Balanced Fund                          $  116.01     $    0.17     $   136.95
Growth & Income Fund                   $    0.00     $   76.92     $   268.00
Index 500 Fund                         $  176.46     $  203.84     $23,640.46
International Equity Fund              $  617.32     $    1.38     $ 1,946.82
Small Company Growth Fund              $  794.65     $   10.80     $ 1,158.43
Bond Fund                              $   17.48     $   15.24     $    29.40
Intermediate Bond Fund                 $  230.93     $    0.51     $   345.66
Michigan Triple Tax-Free Bond Fund     $  663.53     $    0.00     $    23.32
Tax-Free Bond Fund                     $    0.00     $    0.00     $     0.03
Tax-Free Intermediate Bond Fund        $    6.17     $   10.80     $    85.26
--------------------------------------------------------------------------------

                                       -----------------------
                                                      FISCAL
                                        PERIOD        YEAR
                                         ENDED        ENDED
                                        6/30/95       6/30/96
--------------------------------------------------------------
Multi-Season Growth Fund               $  427.88     $1,945.49
Real Estate Fund                       $  422.10     $  179.10
Mid-Cap Growth Fund                        N/A       $   51.87
Value Fund                                 N/A       $   41.77
--------------------------------------------------------------


FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED JUNE 30, 1996
                               -------------------------------------------------
                                DISTRIBUTION         SERVICER         CDSC's
                                   FEES               FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund         $  1,268.42      $    422.83      $    238.16
Balanced Fund                    $    400.45      $    133.48      $    199.11
Growth & Income Fund             $  1,147.15      $    382.37      $    300.00
Index 500 Fund                   $ 15,750.66      $  4,500.20      $  1,207.75
International Equity Fund        $  3,131.06      $  1,043.68      $  1.008.01
Mid-Cap Growth Fund              $     88.71      $     29.54      $      0.00
Multi-Season Growth Fund         $454,197.35      $151,399.12      $155,014.33
Real Estate Fund                 $ 12,014.27      $  4,004.75      $  4,278.33
Small Company Growth Fund        $  2,247.94      $    749.31      $    100.00
Value Fund                       $    424.07      $    141.36      $    181.56
Bond Fund                        $    590.01      $    196.67      $    861.49
Intermediate Bond Fund           $    206.34      $     68.79      $      0.00
U.S. Government Income Fund      $  3,656.37      $  1,218.79      $    199.27
Michigan Triple Tax Free Fund    $  1,923.70      $    641.24      $    405.63
Tax-Free Bond Fund               $    131.90      $     43.96      $    979.34
Tax-Free Intermediate Bond Fund  $    298.44      $     99.48      $      0.53
Money Market Fund                $  1,496.13      $    498.72      $      0.00
--------------------------------------------------------------------------------


FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE PERIOD ENDED JUNE 30, 1995*

                               -------------------------------------------------
                                DISTRIBUTION         SERVICER         CDSC's
                                    FEES               FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund         $    137.64      $     45.26      $    350.16
Balanced Fund                    $     44.96      $     15.16      $    200.96
Growth & Income Fund             $    135.37      $     44.52      $      0.00
International Equity Fund        $    311.35      $    103.16      $      0.00
Multi-Season Growth Fund**       $187,381.57      $ 62,460.53      $101,519.47
Real Estate Fund**               $  4,532.31      $  1,510.77      $    430.62
Small Company Growth Fund        $    107.62      $     35.70      $      0.00
Intermediate Bond Fund           $     19.61      $      6.50      $      0.00
Michigan Triple Tax Free Fund    $    631.87      $    208.93      $    361.42
Tax-Free Bond Fund               $      2.85      $      0.95      $      0.00
Money Market Fund**              $  1,774.98      $    591.66      $      0.00
--------------------------------------------------------------------------------

-----------------------------
*    As of June 30, 1995, the following funds had not commenced selling Class B
     Shares: Index 500 Fund, Bond Fund, U.S. Government Income Fund, Tax Free Intermediate Bond Fund.
** Figures reflect the period 01/01/95 - 06/30/95. All other funds reflect the period 03/01/95 - 06/30/95.



FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995

                               -------------------------------------------------
                               DISTRIBUTION          SERVICER         CDSC's
                                  FEES                 FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund        $    113.37            $15.95       $      0.00
Balanced Fund                   $     66.05            $ 7.42       $      0.00
Growth & Income Fund            $    117.51            $20.45       $      0.00
International Equity Fund       $    315.98            $49.15       $      0.00
Multi-Season Growth Fund*       $481,834.00            $ 0.00       $159,185.00
Real Estate Fund**              $  1,064.00            $ 0.00       $      0.00
Small Company Growth Fund       $     72.07            $14.30       $      0.00
Intermediate Bond Fund          $     16.61            $ 2.96       $      0.00
Michigan Triple Tax Free Fund   $    515.28            $91.47       $      0.00
Tax-Free Bond Fund              $      0.12            $ 0.04       $      0.00
Money Market Fund**             $     1,799            $ 0.00       $      0.00
-------------------------------------------------------------------------------

----------------------------
*    Figures reflect period from 01/01/94 - 12/31/94.  Such amounts were paid to previous distributor.
**   Figures reflect period from commencement of operations to 12/31/94.  Such amounts were paid to previous distributor.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED JUNE 30, 1996*

                               -------------------------------------------------
                               DISTRIBUTION          SERVICER           CDSC's
                                   FEES                FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund        $    263.46        $    87.82           $188.66
Balanced Fund                   $      3.69        $     1.21           $100.01
Growth & Income Fund            $     89.74        $    29.90           $  0.00
International Equity Fund       $  3,585.39        $ 1,195.13           $293.87
Mid-Cap Growth Fund             $    129.03        $    43.00           $  2.18
Multi-Season Growth Fund        $ 32,127.47        $10,709.17           $798.25
Real Estate Fund                $     13.33        $     4.43           $  7.50
Small Company Growth Fund       $    171.21        $    57.06           $149.87
Value Fund                      $    855.88        $   285.29           $  0.00
Bond Fund                       $     92.46        $    30.80           $  0.00
Intermediate Bond Fund          $     73.80        $    24.58           $  0.00
--------------------------------------------------------------------------------

----------------------------
*    As of June 30, 1996, the following funds had not commenced selling Class C
     Shares: Index 500 Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Money Market Fund.



FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL PERIOD ENDED JUNE 30, 1995*

                                  DISTRIBUTION       SERVICER       CDSC's
                                   FEES                FEES
--------------------------------------------------------------------------------
Multi-Season Growth Fund**          $9,464.61       $3,154.86       $256.15
Real Estate Fund**                  $    1.28       $    0.43       $  0.00
--------------------------------------------------------------------------------

----------------------------
* As of June 30, 1995, the Funds of the Trust had not commenced selling Class C Shares.
**   Figures reflect period 01/01/95-06/30/95.

     The following amounts were paid by the Accelerating Growth Fund under its Class B Plan during the fiscal year ended June 30, 1996 and Class C Distribution Plan, for the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $123 and $11, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $392 and $39, respectively.

     The following amounts were paid by the Balanced Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $42 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $115 and $1, respectively.

     The following amounts were paid by the Growth & Income Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $102 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $477 and $11, respectively.

     The following amounts were paid by the Index 500 Fund under its Class B Distribution Plan during the period ended June 30, 1996; advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $0; compensation to sales personnel: $0; and interest, carrying or other financing charges: $12,384.

     The following amounts were paid by the International Equity Fund under its Class B Plan during the fiscal year ended June 30, 1996 and Class C Distribution Plan, for the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $241 and $55, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $1,584 and $495, respectively.

     The following amounts were paid by the Mid-Cap Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $17 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $29 and $16, respectively.

     The following amounts were paid by the Multi-Season Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers:
$130,116 and $11,976, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $82,959 and $0, respectively.

     The following amounts were paid by the Real Estate Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and during the period ended June 30, 1996, respectively; advertising:
$0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $1,789 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $4,381 and $4, respectively.

     The following amounts were paid by the Small Company Growth Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and during the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $77 and $10, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $739 and $13, respectively.

     The following amounts were paid by the Value Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $20 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $229 and $125, respectively.

     The following amounts were paid by the Bond Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $0 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $8 and $0, respectively.

     The following amounts were paid by the Intermediate Bond Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $50 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $70 and $14, respectively.

     The following amounts were paid by the U.S. Government Income Fund under its Class B Distribution Plan, during the period ended June 30, 1996; advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $9; compensation to sales personnel: $0; and interest, carrying or other financing charges: $54.

     The following amounts were paid by the Michigan Bond Fund under its Class B Distribution Plan, during the fiscal year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $407 compensation to sales personnel: $0; and interest, carrying or other financing charges: $360.

     The following amounts were paid by the Tax-Free Bond Fund under its Class B Distribution Plan, during the fiscal year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $6; compensation to sales personnel: $0; and interest, carrying or other financing charges: $7.

     The following amounts were paid by the Tax-Free Intermediate Bond Fund under its Class B Distribution Plan during the period ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers:
$14; compensation to sales personnel: $0; and interest, carrying or other financing charges: $38.

     The following amounts were paid by the Money Market Fund under its Class B Distribution Plan during the year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $557; compensation to sales personnel: $0; and interest, carrying or other financing charges: $0.

     For the fiscal year ended February 28, 1994, each respective Fund bore administration, transfer agency and custodian fees pursuant to the administration, administration and accounting services, transfer agency and custodian agreements then in effect. These fees were paid to The Boston Company Advisors, Inc. ("TBCA") and PFPC, Inc. ("PFPC"), as the co-administrators, PNC Bank, N.A. ("PNC") as custodian and PFPC, Inc. as transfer agent. The administrators, custodian and transfer agent accrued fees for the fiscal year ended February 28, 1994 of $808,657 for the Cash Investment Fund; $347,523 for the Tax-Free Money Market Fund; and $452,202 for the U.S. Treasury Money Market Fund, respectively (exclusive of out-of-pocket expenses). For the fiscal year ended February 28, 1994, for the Accelerating Growth, Index 500, International Equity, Small Company Growth, Bond and Intermediate Bond Funds, the administrators, custodian and transfer agent accrued fees of $336,669; $111,867; $120,447; $124,551; $241,597; and $416,803, respectively (exclusive of out-of-
pocket expenses).

     For the fiscal year ended February 28, 1994 for the Balanced, Michigan Bond and Tax-Free Intermediate Bond Funds, the administrators accrued fees of $45,845 (exclusive of out-of-pocket expenses). For the fiscal year ended February 28, 1994, the administrators, custodian and transfer agent voluntarily waived fees of $26,318 for the Index 500.

     On July 1, 1994, First Data became the Administrator and Transfer Agent for the Growth & Income Fund, the U.S. Government Income Fund and the Tax-Free Bond Fund (the "New Funds"). Prior to the close of business on July 31, 1994, First Data and PFPC (together, the "Co-Administrators") served as the Co-Administrators to the Trust, excluding the New Funds. Prior to the close of business on August 5, 1994, PFPC also served as transfer agent to the Funds, excluding the New Funds. As compensation for their services, the Co-Administrators and PFPC as transfer agent received a single fee, based on the aggregate average daily net assets of the Funds computed daily and payable monthly, at an annual rate of 0.12% of the first $1.8 billion of net assets, plus 0.115% of the next $1 billion of net assets, plus 0.100% of the next $1 billion of net assets, plus 0.095% of all net assets in excess of $3.8 billion.

     Prior to the close of business on May 6, 1994, TBCA and PFPC served as the Trust's co-administrators and received a fee equivalent to the fee paid to First Data and PFPC for their services as co-administrators and transfer agent.

     For the period March 1, 1994 through July 31, 1994, the fees of the Administrators accrued as follows: Accelerating Growth Fund - $24,031; Balanced Fund - $16,978; Growth & Income Fund - $0; Index 500 Fund - $23,865; International Equity Fund - $41,742; Small Company Growth Fund - $38,003; Bond Fund - $71,113; Intermediate Bond Fund - $123,934; U.S. Government Income Fund - $0; Michigan Bond Fund - $6,417; Tax-Free Bond Fund - $0; Tax-Free Intermediate Bond Fund - $50; Cash Investment Fund - $267,499; Tax Free Money Market Fund- $104,713; and U.S. Treasury Money Market Fund - $134,386.

     For the period ended February 28, 1995, the fees of the Administrator accrued as follows: Accelerating Growth Fund - $198,140; Balanced Fund -$34,625; Growth & Income Fund - $41,047; Index 500 Fund - $69,871; International Equity Fund - $94,485; Small Company Growth Fund - $83,027; Bond Fund -$133,388; Intermediate Bond Fund - $335,642; U.S. Government Income Fund -$142,297; Michigan Bond Fund - $17,168; Tax-Free Bond Fund - $217,868; Tax-Free Intermediate Bond Fund - $272,285; Cash Investment Fund - $669,287; Tax-Free Money Market Fund $179,189; and U.S. Treasury Money Market Fund - $212,383.

     For the period ended June 30, 1995 and the fiscal year ended June 30, 1996, the fees of the Administrator accrued as follows: Accelerating Growth Fund - $101,130 and $322,120; Balanced Fund - $18,258 and $62,095; Growth & Income
Fund - $48,503 and $202,655; Index 500 Fund - $44,411 and $188,416;
International Equity Fund - $54,832 and $201,299; Small Company Growth Fund - $48,480 and $194,176; Bond Fund - $69,084 and $190,967; Intermediate Bond Fund - $176,525 and $587,790; U.S. Government Income Fund - $70,106 and $216,970;
Michigan Bond Fund - $10,784 and $31,899; Tax-Free Bond Fund - $94,378 and $245,271; Tax-Free Intermediate Bond Fund - $136,609 and $400,485; Cash Investment Fund - $376,101 and $1,183,419; Tax-Free Money Market Fund - $89,841 and $285,214; and U.S. Treasury Money Market Fund - $122,730 and $378,955, respectively.

     Prior to December 31, 1994, Old MCM, Inc. served as administrator to the Company's Funds pursuant to administration agreements which provided for the same fees as the current Administration Agreements. Net fees paid and accrued for Old MCM, Inc. for services provided to the Money Market Fund pursuant to its former administration agreement for the year ended December 31, 1994 were $149,272. Net fees paid and accrued to Old MCM, Inc. for services provided to the Multi-Season Fund pursuant to its former administration agreement for the year ended December 31, 1994 were $89,099. Net fees paid and accrued to Old MCM, Inc. for services provided to the Real Estate Fund pursuant to its former administration agreement for the period from commencement of operations to December 31, 1994 were $8,691.

     From January 1, 1995 through May 1, 1995, State Street Bank and Trust Company served as the Company's administrator. On May 1, 1995, First Data became the Company's administrator.

     For the period May 1, 1995 through June 30, 1995, fees of First Data accrued were $17,266, $1,150 and $48,129, for the Multi-Season Fund, Real Estate Fund and Money Market Fund, respectively.

     For the fiscal year ended June 30, 1996, administration fees of First Data accrued were: $345,388 - Multi-Season Fund, $19,100 - Real Estate Fund and $292,172 - Money Market Fund.

     For the period ended June 30, 1996, administration fees of First Data accrued were: $18,006 - Mid-Cap Fund and $29,705 - Value Fund.

     Comerica Bank provides custodial services to the Funds. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other Investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees. Comerica Bank earned $650,517 for its services to the Funds for the period ended June 30, 1996.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board Members, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

     For the fiscal year ended February 28, 1994 the Accelerating Growth Fund, Balanced Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid brokerage commissions in the following amounts: $281,465, $89,315, $18,585, $169,977 and $94,291, respectively. The Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid in brokerage commissions $332,408, $49,232, $185,181, $5,085, $116,312 and $70,561, respectively, for the fiscal year ended February 28, 1995. During the year ended December 31, 1994 (and, for the Real Estate Fund, for the period from the commencement of operations to December 31, 1994), the Multi-Season Fund, the Real Estate Fund and the Money Market Fund paid $94,803, $4,667 and $0, respectively, in brokerage commissions. The other Funds did not pay any brokerage commissions during these years.

     For the period from March 1, 1995 to June 30, 1995, the Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid in brokerage commissions $123,045, $13,238, $62,706, $5,047, $127,871 and $65,661, respectively. The other Funds of the Trust did not pay brokerage commissions for the period from March 1, 1995 to June 30, 1995.

     For the period from January 1, 1995 to June 30, 1995, the Multi-Season Fund and the Real Estate Fund paid $62,889 and $14,627, respectively, in brokerage commissions. The other Funds of the Company did not pay brokerage commissions for the period from January 1, 1995 to June 30, 1995.

     For the fiscal year ended June 30, 1996, the Funds paid brokerage commissions as follows: $474,252 - Accelerating Growth Fund, $52,376-Balanced Fund, $202,292 - Growth & Income Fund, $41,009 - Index 500 Fund, $428,699 -
International Equity Fund, $424,580 - Multi-Season Fund, $40,182 - Real Estate Fund and $203,936 - Small Company Growth Fund. The other Funds did not pay brokerage commissions during the fiscal year ended June 30, 1996.

     For the period ended June 30, 1996, the Mid-Cap Fund and the Value Fund paid brokerage commissions of $83,397 and $169,335, respectively.

          For the fiscal year ended June 30, 1996, the portfolio turnover rate for the Bond Fund and the Intermediate Bond Fund was: 507% and 494%, respectively. The portfolio turnover of the Bond Fund and the Intermediate Bond Fund was affected by fluctuating interest rate conditions which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure. For the period ended June 30, 1996, the portfolio turnover rate for the Mid-Cap Growth Fund and Value Fund was 247% and 223%, respectively. The portfolio turnover for the Mid-Cap Growth and Value Funds was higher than anticipated during the period as it was each Fund's initial year of operations.

          Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor believes such practice to be in the Funds' interests.

          Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were thirteen months or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. The Equity and Bond Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

          In its Advisory Agreements, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees and the Company's Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreements authorize the Advisor, subject to the prior approval of the Trust's Board of Trustees and the Company's Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

          Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's Board of Trustees and the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

          The Trust and the Company are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parents held by them as of the close of their most recent fiscal year. As of June 30, 1996: the Index 500 Fund held 7,000 shares of Merrill Lynch & Co., Inc., 4,300 shares of Salomon, Inc. and 5,600 shares of Mellon Bank; the Cash Investment Fund held 40,000,000 shares of Bank of Nova Scotia, 10,000,000 shares of General Motors and 50,000,000 shares of Sanwa Business Credit Co.; and the Money Market Fund held 10,000,000 shares of Bear Stearns.

          Except as noted in the Prospectuses and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Board of Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrators. Any general expenses of the Trust or the Company that are not readily identifiable as belonging to a particular investment portfolio of the Trust or the Company are allocated among all investment portfolios of the Trust or the Company by or under the direction of the Boards of Trustees and Directors in a manner that the Boards of Trustees and Directors determine to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                      PURCHASE AND REDEMPTION INFORMATION

          Purchases and redemptions are discussed in the Funds' Prospectuses and such information is incorporated herein by reference.

          PURCHASES. In addition to the methods of purchasing shares described in the Prospectuses, the Funds also offer a pre-authorized checking plan by which investors may accumulate shares of the Funds regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Trust on 30 days' written notice to the shareholder.

          LETTER OF INTENT. Purchasers who intend to invest $25,000 or more in Class A Shares of the Funds of the Equity Funds or $100,000 or more in Class A Shares of the Income Funds within 13 months (whether in one lump sum or in installments the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No escrowed shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

          RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

REDEMPTIONS

          SYSTEMATIC WITHDRAWALS. In addition to the methods of redemption described in the Funds' Prospectuses, a systematic withdrawal plan is available in which a shareholder of the Funds may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established, change the amount on an existing account by calling the Funds at (800) 438-5789. The Funds may terminate the plan on 30 days' written notice to the shareholder.

          Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

          OTHER INFORMATION. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

          The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

          EXCHANGES. In addition to the method of exchanging shares described in the Funds' Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

          MONEY MARKET FUNDS. The value of the portfolio securities of the Money Market Funds is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

          As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of Trustees and Directors have established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Fund for purposes of sales and redemptions. These procedures include a review by the Board of Trustees and Directors, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Boards of Trustees and Directors will promptly consider whether any and, if any, what action should be initiated. If the Board of Trustees or Directors believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution of other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

          Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors or Trustees. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     ALL FUNDS. In determining the approximate market value of portfolio investments, the Trust or the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Trust's or the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board Members.

IN-KIND PURCHASES

     With the exception of the Real Estate Fund, payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. Shares of the Real Estate Fund will not be issued for consideration other than cash. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

YIELD OF THE MONEY MARKET FUNDS

     The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the annualized yields for all share classes of the Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 1996 were: 4.84% (Class Y) and 4.69% (Class K) and 4.59% (Class A) for the Cash Investment Fund; 4.56% (Class A), 3.82% (Class
B), and 4.81% (Class Y) for the Money Market Fund; 2.83% (Class Y), 2.68% (Class
K) and 2.58% (Class A) for the Tax-Free Money Market Fund; and 4.70% (Class Y), 4.55% (Class K) and 4.45% (Class A) for the U.S. Treasury Money Market Fund.

     The effective yields for all share classes of the Money Market, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 1996 were: 4.66% (Class A), 3.88% (Class B) and 4.92% (Class Y) for the Money Market Fund; 4.94% (Class Y), 4.79% (Class K) and 4.68% (Class A) for the Cash Investment Fund; 2.86% (Class Y), 2.71% (Class K) and 2.61% (Class A) for the Tax-Free Money Market Fund; and 4.80% (Class Y), 4.65% (Class K) and 4.54% (Class A) for the U.S. Treasury Money Market Fund.

     In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 1996, the tax-equivalent yield for Class Y, Class K and Class A Shares of the Tax-Free Money Market Fund was 4.10% (Class Y), 3.88% (Class K) and 3.74% (Class A) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Funds.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

YIELD AND PERFORMANCE OF THE NON-MONEY MARKET FUNDS

     The Bond Funds' and International Bond Fund's 30-day (or one month) standard yield described in the applicable Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           a - b
               YIELD =  2[(-----+1)/6/- 1]
                           cd

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d =  maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund) and 4.00% of the per share offering price for Class A Shares of the Bond and Tax-Free Bond Funds. Effective September 20, 1995, the maximum sales charge imposed by Class A Shares of the Index 500 Fund was reduced from 5.50% to 2.50% of the per share offering price of such shares. The tax-equivalent yield for each Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Bond Fund, a Michigan state tax rate of 4%.

CLASS A SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class A Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                 5.49%                   N/A
Intermediate Bond Fund                    5.56%                   N/A
U.S. Government Income Fund               5.90%                   N/A
Michigan Bond Fund*                       4.50%                  6.92%
Tax-Free Bond Fund                        4.45%                  6.45%
Tax-Free Intermediate Bond Fund           3.76%                  5.45%

------------------------
* With waiver of fees by the Advisor, the standardized yields and tax equivalent yields for the Michigan Bond Fund, Class A Shares, were 5.00% and 7.69%, respectively.

CLASS B SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class B Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                           Yield              30-Day Yield
                                          -------            ---------------
Bond Fund                                  4.98%                  N/A
Intermediate Bond Fund                     5.05%                  N/A
U.S. Government Income Fund                5.40%                  N/A
Michigan Bond Fund**                       3.97%                 6.11%
Tax-Free Bond Fund                         3.86%                 5.59%
Tax-Free Intermediate Bond Fund            3.17%                 4.59%


CLASS C SHARES
--------------
     The standard yields and/or tax-equivalent yields of the Class C Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                         30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                  4.98%                  N/A
Intermediate Bond Fund                     5.04%                  N/A
U.S. Government Income Fund                 N/A                   N/A
Michigan Bond Fund                          N/A                   N/A
Tax-Free Bond Fund                          N/A                   N/A
Tax-Free Intermediate Bond Fund             N/A                   N/A


CLASS K SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class K Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                         30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                  5.73%                  N/A
Intermediate Bond Fund                     5.79%                  N/A
U.S. Government Income Fund                6.15%                  N/A
Michigan Bond Fund**                       4.72%                 7.26%
Tax-Free Bond Fund                         4.62%                 6.70%
Tax-Free Intermediate Bond Fund            3.92%                 5.68%

----------------------
** With waiver of fees by the Advisor, the standardized yields and tax-equivalent yields for the Michigan Bond Fund, Class B Shares were 4.47% and 6.88%, respectively and for Class K Shares, were 5.22% and 8.03%, respectively.

CLASS Y SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class Y Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                           Yield              30-Day Yield
                                          -------            ---------------
Bond Fund                                  5.98%                  N/A
Intermediate Bond Fund                     6.04%                  N/A
U.S. Government Income Fund                6.40%                  N/A
Michigan Bond Fund***                      4.96%                 7.63%
Tax-Free Bond Fund                         4.88%                 7.07%
Tax-Free Intermediate Bond Fund            4.17%                 6.04%


     Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

               T =      (ERV)/1/n  -1
                         ---
                         P

     Where:    T =    average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =    hypothetical initial payment of $1,000; and

               n =    period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                (ERV) - 1
                                -----
     Aggregate Total Return =     P


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average

-----------------------
*** With waiver of fees by the Advisor, the standardized yields and tax-equivalent yields for the Michigan Bond Fund, Class Y Shares, were 5.46% and 8.40%, respectively.

annual total return and aggregate total return quotations for Class A Shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares; and the Funds' average annual total return and aggregate total return quotations for Class B Shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable or CDSC sales charge imposed on the purchase of Class A Shares or Class B Shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     Based on the foregoing calculation, set forth below are the average annual total return figures for the Class A, B, C, K and Y Shares of each of the following Funds for the period ended June 30, 1996 and since commencement of operations.


FUND-INCEPTION DATE
-------------------
                         12 Month     Inception     12 Month     Inception
ACCELERATING           Period Ended    through    Period Ended    through
GROWTH FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------              --------      --------     ---------    ---------

Class A-11/23/92           22.03%       14.98%       15.32%       13.19%
Class B-4/25/94            21.05%       17.43%       16.05%       16.29%
Class C-9/26/95             N/A         10.22%++       N/A         9.28%++
Class K-11/23/92           22.03%       14.98%         N/A          N/A
Class Y-12/1/91            22.31%       15.90%         N/A          N/A


                         12 Month     Inception     12 Month     Inception
                       Period Ended    through    Period Ended    through
BALANCED FUND            6/30/96*      6/30/96*     6/30/96**    6/30/96**
-------------            --------      --------     ---------    ---------

Class A-4/30/93            17.06%        9.48%       10.62%        7.55%
Class B-6/21/94            16.24%       15.01%       11.24%       13.72%
Class C-1/24/96             N/A          6.20%++       N/A         5.20%++
Class K-4/16/93            17.17%        9.03%         N/A          N/A
Class Y-4/13/93            17.35%        9.07%         N/A          N/A


                         12 Month     Inception     12 Month     Inception
GROWTH &               Period Ended    through    Period Ended    through
INCOME FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------              --------      --------     ---------    ---------

Class A-8/8/94             20.90%       18.38%       14.25%       14.90%
Class B-8/9/94             20.09%       17.58%       15.09%       15.74%
Class C-12/5/95             N/A          5.57%++       N/A         4.57%++
Class K-7/5/94             20.97%       18.09%         N/A          N/A
Class Y-7/5/94             21.25%       18.34%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
INDEX 500 FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
--------------              --------      --------     ---------    ---------

Class A+-12/9/92             25.51%        15.43%        22.38%       14.61%
Class B-11/1/95               N/A          16.51%++       N/A         13.51%++
Class K-12/7/92              25.37%        15.40%         N/A          N/A
Class Y-12/1/91              25.61%        16.24%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
INTERNATIONAL             Period Ended    through    Period Ended    through
EQUITY FUND                 6/30/96*      6/30/96*     6/30/96**    6/30/96**
-------------               --------      --------     ---------    ---------

Class A-11/30/92             13.37%        11.18%         7.13%        9.44%
Class B-3/9/94               12.53%         5.14%         7.53%        3.91%
Class C-9/29/95               N/A           7.06%++       N/A          6.06%++
Class K-11/23/92             13.29%        11.53%         N/A          N/A
Class Y-12/1/91              13.63%        10.23%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MID-CAP FUND                6/30/96*      6/30/96*     6/30/96**    6/30/96**
------------                --------      --------     ---------    ---------

Class A-12/22/95              N/A           9.57%++       N/A          3.55%++
Class B-1/26/96               N/A           9.08%++       N/A          4.08%++
Class C-11/9/95               N/A          10.67%++       N/A          9.67%++
Class K-10/2/95               N/A           9.78%++       N/A          N/A
Class Y-8/14/95               N/A          15.80%++       N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MULTI-SEASON FUND           6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------------           --------      --------     ---------    ---------

Class A-8/4/93               27.56%        15.36%        20.54%       13.13%
Class B-4/29/93              26.66%        13.80%        21.66%       13.08%
Class C-9/20/93              26.64%        15.14%        25.64%       15.14%
Class K-6/23/95              27.56%        25.13%         N/A          N/A
Class Y-8/16/93              27.85%        15.74%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
REAL ESTATE FUND            6/30/96*      6/30/96*     6/30/96**    6/30/96**
----------------            --------      --------     ---------    ---------

Class A-9/30/94              15.92%        11.54%         9.54%        8.00%
Class B-10/3/94              15.05%        10.76%        10.05%        8.62%
Class C-1/5/96                N/A           6.08%++       N/A          5.08%++
Class Y-10/3/94              16.20%        11.88%         N/A          N/A


                            12 Month     Inception     12 Month     Inception
SMALL COMPANY             Period Ended    through    Period Ended    through
GROWTH FUND                 6/30/96*      6/30/96*     6/30/96**     6/30/96**
-------------               --------      --------     ---------     ---------

Class A-11/23/92             48.28%        19.09%        40.12%        17.23%
Class B-4/28/94              47.26%        25.92%        42.26%        24.86%
Class C-9/26/95               N/A          31.97%++       N/A          30.97%++
Class K-11/23/92             48.28%        19.09%         N/A           N/A
Class Y-12/1/91              48.65%        20.35%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
VALUE FUND                  6/30/96*      6/30/96*     6/30/96**     6/30/96**
----------                  --------      --------     ---------     ---------

Class A-9/14/95               N/A          11.95%++       N/A           5.79%++
Class B-9/19/95               N/A          11.09%++       N/A           6.09%++
Class C-2/9/96                N/A           1.90%++       N/A            .90%++
Class K-11/30/95              N/A           7.33%++       N/A           N/A
Class Y-8/18/95               N/A          16.52%++       N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
BOND FUND                   6/30/96*      6/30/96*     6/30/96**     6/30/96**
---------                   --------      --------     ---------     ---------

Class A-12/9/92               4.24%         6.17%          .07%         4.96%
Class B-3/13/96               N/A            .22%++       N/A          (4.70)%++
Class C-3/25/96               N/A           (.49)%++      N/A          (1.49)%++
Class K-11/23/92              4.35%         6.11%         N/A           N/A
Class Y-12/1/91               4.50%         5.85%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
INTERMEDIATE BOND FUND      6/30/96*      6/30/96*     6/30/96**     6/30/96**
----------------------      --------      --------     ---------     ---------

Class A-11/24/92              3.92%         4.88%         (.23)%        3.70%
Class B-10/25/94              3.22%         6.83%        (1.67)%        4.54%
Class C-4/19/96               N/A            .39%++       N/A           (.61)%++
Class K-11/20/92              4.04%         4.87%         N/A           N/A
Class Y-12/1/91               4.29%         5.70%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
U.S. GOVERNMENT           Period Ended    through    Period Ended    through
INCOME FUND                 6/30/96*      6/30/96*     6/30/96**     6/30/96**
---------------             --------      --------     ---------     ---------

Class A-7/28/94               4.34%         7.51%          .16%         5.26%
Class B-9/6/95                N/A           2.42%++       N/A          (2.42)%++
Class K-7/5/94                4.32%         7.41%         N/A           N/A
Class Y-7/5/94                4.58%         7.67%         N/A           N/A


                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MICHIGAN BOND FUND          6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------------          --------      --------     ---------     ---------

Class A-2/15/94               5.25%        2.44%          1.04%         .70%
Class B-7/5/94                4.46%        5.51%          (.54)%       3.58%
Class K-1/3/94                5.14%        2.08%           N/A          N/A
Class Y-1/3/94                5.51%        2.37%           N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
TAX-FREE BOND FUND          6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------------          --------      --------     ---------     ---------

Class A-10/9/95                N/A          1.87%++       N/A         (2.20)%++
Class B-12/6/94               4.36%         8.15%         (.64)%       5.69%
Class K-7/5/94                5.12%         6.53%         N/A           N/A
Class Y-7/21/94               5.38%         6.57%         N/A           N/A

TAX-FREE                    12 Month     Inception     12 Month     Inception
INTERMEDIATE              Period Ended    through    Period Ended    through
BOND FUND                   6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------                --------      --------     ---------     ---------

Class A-11/30/92              3.79%         4.38%         (.36)%       3.20%
Class B-5/16/96                N/A           .39%++       N/A         (4.60)%++
Class K-2/9/87                3.69%         5.64%         N/A           N/A
Class Y-12/17/92              3.95%         4.56%         N/A           N/A

*    Figures do not include the effect of the sales charge.
**   Figures include the effect of the applicable sales charge.
+ Effective September 20, 1995, the maximum front-end sales charge applicable to Class A Shares of the Index 500 Fund was reduced from 5.50% to 2.50%.

++   Aggregate total return.

     As of June 30, 1996, the following Classes had not commenced operations:
Class C Shares of each of U.S. Government Income, Michigan Bond, Tax-Free Bond and Tax-Free Intermediate Bond Funds and the Class K Shares of the Real Estate Fund.

     The Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations as of the date of this Statement of Additional Information. The International Bond Fund did not commence operations until October 2, 1996.

     ALL FUNDS. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. In addition, as stated in the Funds' Prospectuses, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

     The foregoing performance data reflects the imposition of the maximum sales load on Class A Shares but does not reflect payments under the Trust's Class K Plan or Class A Plan, which were not imposed before December 31, 1993.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

     GENERAL. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities (other than interest on tax-exempt municipal obligations held by the Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Tax-Free Money Market Fund) and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Capital gains dividends are not eligible for the dividends received deduction for corporations.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Trust and the Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder
(i) who has provided either an uncertified or incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust that he is not subject to backup withholding or that he is an "exempt recipient."

     DISPOSITION OF SHARES. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     MICHIGAN BOND FUND, TAX-FREE BOND FUND, TAX-FREE INTERMEDIATE BOND FUND, AND TAX-FREE MONEY MARKET FUND. The Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

     MICHIGAN TAX CONSIDERATIONS - MICHIGAN BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND. As stated in the Michigan Bond Fund Prospectus and the Tax-Free Intermediate Bond Fund Prospectus, dividends paid by the Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan Income Tax, Michigan Intangibles Tax and Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan Income, Intangibles and Michigan Single Business Taxes, even though the dividends may be exempt for Federal Income Tax purposes.

     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal Income Tax, are exempt from Michigan Income Tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan Income Tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     Bonds or other similar obligations of the State of Michigan or of a political subdivision of the State of Michigan are exempt from Michigan Intangibles Tax under Act No. 301, Public Acts of Michigan, 1939, as amended. In 1986, the Michigan Department of Treasury issued a Bulletin stating that holders of interests in investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of items such as Michigan Municipal Obligations.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan taxes measured by gain on the sale, payment, or other disposition thereof.

     INTERNATIONAL EQUITY FUND AND INTERNATIONAL BOND FUND. Income received by the International Equity Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as the Funds qualify as regulated investment companies, certain distribution requirements are satisfied, and more than 50% of the value of the Funds' assets at the close of the taxable year consists of securities of foreign corporations, the Funds may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Funds that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Funds were to make an election, an amount equal to the foreign income taxes paid by the Funds would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S taxable income, if any. Shortly after any year for which it makes such an election, the Funds will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Test, all described above.

     HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures and forward contracts in which a Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section, 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The Short-Short Test and the diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     CURRENCY FLUCTUATIONS-"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     DISCOUNT. Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount., Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund even though the Fund doesn't actually receive any cash, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semi-annual compounding of accrued interest.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFIC's"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Funds.

OTHER TAXATION

     The foregoing discussion relates only to US. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).

                   ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Company is a Maryland corporation. The Trust's Declaration of Trust and the Company's Articles of Incorporation authorize the Boards of Trustees and Directors to classify or reclassify any unissued shares of the Trust and the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds. The shares of each Fund (other than the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class Y Shares, Class K Shares and Class A Shares. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Money Market Fund and NetNet Fund, respectively. The Shares of each Fund (other than the Money Market Fund and the NetNet Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust and the Company) and Class Y Shares. The NetNet Fund offers only one class of shares.

     At a board meeting on April 25 and 26, 1995, the Trustees/Directors adopted plans pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plans") on behalf of each Fund. Each Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of each of the Trust or the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective

Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, and only Class K Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Trustees and Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust or the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust or the Company voting together in the aggregate without regard to a particular Fund.

          Shares of each of the Trust and the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Trust's and the Company's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by each of the Trust and the Company.

          Shareholder meetings to elect trustees or directors will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust or the Company shall be called by the trustees or directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Trust's Declaration of Trust, as amended, authorizes the Trust's Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     COUNSEL. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust and Company.

     INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the Trust's and the Company's independent auditors. The Trust's financial statements of the Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund, Small Company Growth Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free
Intermediate Bond Fund, Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund and the Company's financial statements of the Multi-Season Fund, Real Estate Fund and Money Market Fund for the fiscal year ended June 30, 1996, and Mid-Cap Growth Fund and Value Fund for the period ended June 30, 1996, incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through June 30, 1996, appearing in the related Prospectuses dated October 28, 1996 has been derived from the financial statements audited by Ernst & Young LLP except for periods ended prior to June 30, 1995 for the Multi-Season Fund and Money Market Fund, which have been derived from the financial statements audited by other independent auditors. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon their reports given upon the authority of such firms as experts in accounting and auditing.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of October 1, 1996, Comerica Bank, One Detroit Center, 500 Woodward Ave., Detroit, Michigan 48226, held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. As of such date, the following persons were beneficial owners of 5% or more of the outstanding shares of a Fund because they possessed voting or investment power with respect to such shares:

                                                                                       Percent of
                  Name of                                   Name and                  Total Shares
                   Fund                                     Address                   Outstanding
                  -------                                   --------                  ------------
Tax-Free Money Market Fund--Class Y            Lasalle National Trust, N.A.
                                               Omnibus Account
                                               P.O. Box 1443
                                               Chicago, IL 60690-1443                   14.0558%

Cash Investment Fund--Class A                  National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10008-3908                  99.5951%

Tax-Free Money Market Fund--Class A            National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10008-3908                  85.4317%

Tax-Free Money Market Fund--Class A            Paxton Mendelssohn II
                                               100 Renaissance Ctr. Ste. 2750
                                               Detroit, MI 48243-1102                    9.5550%

U.S. Treasury Money Market Fund--Class A       National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10038-3908                  99.8543%

Accelerating Growth Fund--Class A              Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               5.8487%

Small Company Growth Fund--Class A             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               8.2102%

Index 500 Fund--Class A                        Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              65.8530%

Index 500 Fund--Class A                        Rose Acre Farms Inc. IRA
                                               c/o Merrill Lynch
                                               11555 N. Meridian Street
                                               Carmel, IN 46032                          5.5191%

International Equity Fund--Class A             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              57.4016%

Bond Fund--Class A                             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               8.6834%

Bond Fund--Class A                             Tulio Carlesimo
                                               20941 Lujon
                                               Northville, MI 48167                      7.8433%



Bond Fund - Class A                               Leon A. Dickson
                                                  18200 Wyoming Avenue
                                                  Detroit, MI 48221                                  6.5428%

Tax-Free Intermediate Bond Fund - Class A         Merrill Lynch Pierce Fenner & Smith
                                                  Mutual Fund Operations
                                                  on behalf of their clients
                                                  4800 Deer Lake Dr. E 3rd Floor
                                                  Jacksonville, FL 32246-6484                        7.2237%

Balanced Fund - Class A                           Carl Ottman
                                                  10627 S. Grayling Road
                                                  Roscommon, MI 48653                               14.5957%

Balanced Fund - Class A                           Duayne C. & Helen L. Showerman
                                                  P.O. Box 366
                                                  Michigan Center, MI 49254                          8.7520%

Balanced Fund - Class A                           Merrill Lynch Pierce Fenner & Smith
                                                  Mutual Fund Operations
                                                  on behalf of their clients
                                                  4800 Deer Lake Dr. E 3rd Floor
                                                  Jacksonville, FL 32246-6484                        7.6028%

Balanced Fund - Class A                           Julie A. Prince
                                                  124 Cuarton Drive
                                                  Orange Park, FL 32073                              7.3597%

Balanced Fund - Class A                           Paul Ochmanek
                                                  732 Dover
                                                  Dearborn Heights, MI 48127                         5.8120%

Balanced Fund - Class A                           Kaye J. Clark
                                                  31821 Hickory Lane
                                                  Warren, MI 48093                                   5.3125%

Balanced Fund - Class A                           John B & Joan F Baum
                                                  3340-F Devonwood Hills N.E.
                                                  Grand Rapids, MI 49505                             5.1890%

Michigan Triple Tax-Free                          Gayle M Miller
  Bond Fund - Class A                             1285 Brockley Avenue
                                                  Lakewood, OH 44107                                10.4753%

Michigan Triple Tax-Free                          Reino Kellman
  Bond Fund - Class A                             27095 Bennett
                                                  Redford, MI 48240                                  9.9455%



Michigan Triple Tax-Free        Donald A. & Catherine L. Dick
  Bond Fund - Class A           Deborah L. Evans
                                15810 Stout Street
                                Detroit, MI 48223                       9.3431%

Michigan Triple Tax-Free        Merrill Lynch Pierce Fenner & Smith
  Bond Fund - Class A           Mutual Fund Operations
                                on behalf of their clients
                                4800 Deer Lake Dr. E 3rd Floor
                                Jacksonville, FL 32246-6484             5.9595%

Michigan Triple Tax-Free        MLPF&S
  Bond Fund - Class A           4800 Deer Lake Dr. East 3rd Floor
                                Jacksonville, FL 32246                  5.8100%

Tax-Free Bond Fund - Class A    Miaz & Co.
                                1000 N. Water Street, 14th Floor
                                Milwaukee, WI 53202                    35.2900%

Tax-Free Bond Fund - Class A    Barnett Banks Trust Co.
                                P.O. Box 40200
                                Jacksonville, FL32203-0200             17.1805%

Tax-Free Bond Fund - Class A    MLPF&S
                                4800 Deer Lake Drive East 3rd Floor
                                Jacksonville, FL 32248                  9.6415%

Tax-Free Bond Fund - Class A    Merrill Lynch Pierce Fenner & Smith
                                Mutual Fund Operations
                                on behalf of their clients
                                4800 Deer Lake Drive E 3rd Floor
                                Jacksonville, FL 32246-6484             9.1706%

Tax-Free Bond Fund - Class A    Charles W. Macleod
                                15901 W 9 Mile Rd., Suite 306
                                Southfield, MI 48075-4866               6.8762%

Tax-Free Bond Fund - Class A    William C. Torrey
                                4250 East Camelback, Suite 115-K
                                Phoenix, AZ 85018                       5.0416%

Tax-Free Bond Fund - Class A    Lyle B. Torrey, Jr.
                                Hotchkiss School
                                Lakeville, CT 06039                     5.0416%


Growth & Income Fund - Class A            Merrill Lynch Pierce Fenner & Smith
                                          Mutual Fund Operations
                                          on behalf of their clients
                                          4800 Deer Lake Dr. E 3rd Floor
                                          Jacksonville, FL 32246-6484              14.7192%

Growth & Income Fund - Class A            Robert R. Van Dongen &
                                          Colleen J. Blayden
                                          630 McKay Tower
                                          Grand Rapids, MI 49503                   12.6969%

Growth & Income Fund - Class A            Bowen & David Co.
                                          P.O. Box 1647
                                          Boston, MA 02109-1647                     6.2058%

Growth & Income Fund - Class A            Doris A. Bradshaw
                                          1701 NE Ocean Blvd., Apt. 202
                                          Stuart, FL 34996-2928                     5.8286%

U.S. Government Income Fund - Class A     Doris A. Bradshaw
                                          1701 NE Ocean Blvd., Apt. 202
                                          Stuart, FL 34996-2928                    14.1526%

U.S. Government Income Fund - Class A     Dolores L. Evans Living Trust
                                          109 Hanover
                                          Gary, NC 27511                            7.9069%

U.S. Government Income Fund - Class A     George D. Ruttinger
                                          4619 Elliott Street NW
                                          Washington, DC 20016                      6.4225%

U.S. Government Income Fund - Class A     Grant C. & Stephanie Ruttinger
                                          1745 Stanhope Avenue
                                          Grosse Pointe Woods, MI 48236             6.3549%

U.S. Government Income Fund - Class A     Ernistine K. Mitchell
                                          1760 N. Woodward, Apt. 6
                                          Bloomfield Hills, MI 48304                5.8297%

Multi-Season Growth Fund - Class A        Merrill Lynch Pierce Fenner & Smith
                                          Mutual Fund Operations
                                          on behalf of their clients
                                          4800 Deer Lake Dr. E 3rd Floor
                                          Jacksonville, FL 32246-6484              18.6875%

Real Estate Equity Investment Fund--Class A    Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              55.7606%

Real Estate Equity Investment Fund--Class A    Raymond James & Assoc. Inc.
                                               570 E. Benson Blvd. Ste 17
                                               Anchorage, AK 99503-4100                 11.9657%

Real Estate Equity Investment Fund--Class A    Harry Harden
                                               15063 Marl Drive
                                               Linden, MI 48423                          5.6719%

Money Market Fund--Class A                     Lyle J & Deedra R. Wolas
                                               43299 Stonington Ct.
                                               Canton, MI 48188-0000                    49.0838%

Money Market Fund--Class A                     Rhondan Inc.
                                               8032 Spring Arbor Rd.
                                               P.O. Box 397
                                               Spring Arbor, MI 49283                   15.2347%

Mid-Cap Growth Fund--Class A                   Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              94.0887%

Value Fund--Class A                            Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              58.7072%

Value Fund--Class A                            Piedmont Trust Bank
                                               1 Ellsworth Street
                                               Martinsville, VA 24112-2811              40.0763%

Accelerating Growth Fund--Class B              Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              42.9279%

Accelerating Growth Fund--Class B              Eugene Ramsey
                                               6203 Wabash
                                               Detroit, MI 48208                         9.1847%

Small Company Growth Fund--Class B             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              86.7606%

Index 500 Fund--Class B                        Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              83.9917%

International Equity Fund--Class B             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              83.0486%

Intermediate Bond Fund--Class B                Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              69.3711%

Intermediate Bond Fund--Class B                Bear Sterns Securities Corp.
                                               1 Metrotech Center North
                                               Brooklyn, NY 11201-3872                  21.5048%

Bond Fund--Class B                             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              95.9988%

Balanced Fund--Class B                         Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484             61.5247%

Balanced Fund--Class B                         Eugene Ramsey
                                               6203 Wabash
                                               Detroit, MI 48208                        30.2083%

Michigan Bond Fund--Class B                    Martin G. and Rena A. Janower
                                               6216 Cromwell
                                               West Bloomfield, MI 48322                29.3611%

Michigan Bond Fund--Class B                    Henry and Adeline Oelkers
                                               3004 Geneva
                                               Dearborn, MI  48124                      20.8942%

Michigan Bond Fund--Class B                    Sophie P. Czerwinski
                                               36 N 26th Street
                                               Battle Creek, MI  49015                  15.2684%

Michigan Bond Fund--Class B                    Sam and Ethel Weiner
                                               22160 Cloverlawn
                                               Oak Park, MI  48237                      14.9427%

Tax-Free Bond Fund--Class B                    Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              92.3915%

Tax-Free Bond Fund--Class B                    Robert Heard
                                               PO Box 19543
                                               Detroit, MI  48219                        7.6085%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              36.5746%

Growth & Income Fund--Class B                  William F. Dueweke
                                               24315 Cottage Lane
                                               Warren, MI  48089                        10.9258%

Growth & Income Fund--Class B                  Roxie W. Kinney
                                               5757 Martin Road
                                               Muskegon, MI  49441                       6.2474%

Growth & Income Fund--Class B                  Elisha and Mary L. Swift
                                               18811 Gainborough
                                               Detroit, MI  48223                        5.8611%

Growth & Income Fund--Class B                  Angeline and Francis J. Mikula Jr.
                                               29201 Telegraph Road
                                               Southfield, MI  48034                     5.7018%

Growth & Income Fund--Class B                  William F. Dueweke
                                               24315 Cottage Lane
                                               Warren, MI  48089                        10.9258%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              62.0752%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              94.2101%

Money Market Fund--Class B                     Prudential Securities on behalf
                                               of their clients
                                               5131 W. Cullom
                                               Chicago, IL  60641-1446                  56.0707%

Money Market Fund--Class B                     Smith Barney Inc. on behalf
                                               of their clients
                                               388 Greenwich Street
                                               New York, NY  10013                      22.6127%

Money Market Fund--Class B                     Gruntal & Co. on behalf
                                               of their clients
                                               14 Wall Street
                                               New York, NY  10005                      22.3079%

Mid-Cap Growth Fund--Class B                   Merrill Lynch Pierce on behalf
                                               of their clients
                                               4800 Deer Lake Dr. E. 3rd Fl.
                                               Jacksonville, FL  32246-6484             21.5231%

Mid-Cap Growth Fund--Class B                   Smith Barney Inc. on behalf
                                               of their clients
                                               388 Greenwich Street
                                               New York, NY  10013                      53.1863%

Mid-Cap Growth Fund--Class B                   Richard M. Cremins
                                               3 Twinbrook Road
                                               Saddle River, NJ  07458                   5.1415%

Value Fund--Class B                            Merrill Lynch Pierce on behalf
                                               of their clients
                                               4800 Deer Lake Dr. E. 3rd Fl.
                                               Jacksonville, FL  32246-6484             72.6927%

Small Company Growth Fund--Class C             Appel Equity Group
                                               150 Great Neck Road
                                               Great Neck, NY  11021                    82.0272%

Real Estate Equity Investment Fund--Class C    Marion L. Brown
                                               4233 Vance Drive
                                               Anchorage, AK  99508                     50.2045%

Real Estate Equity Investment Fund--Class C    Raymond James & Assoc Inc.
                                               CSDN Brock Steller
                                               3430 Corona Circle
                                               Anchorage, AK  99517                     41.8765%

Real Estate Equity Investment Fund--Class C    Raymond James & Assoc Inc.
                                               CSDN Rene C. Kennicott
                                               1001 Boniface Parkway Lot 14E1
                                               Anchorage, AK  99504                      7.6349%

Mid-Cap Growth Fund--Class C                   Raymond James & Assoc Inc.
                                               CSDN Thomas D. Harkreader
                                               7400 Clairborne Circle
                                               Anchorage, AK  99502                      5.7022%

As of October 1, 1996, Munder Capital Management, Inc., on behalf of their clients owned 45% of the Accelerating Growth Fund Class Y Shares; 9% of the Bond Fund Class A Shares; 81% of the Bond Fund Class Y Shares; 37% of the Growth & Income Fund Class Y Shares; 24% of the Index 500 Fund Class Y Shares,; 69% of the International Equity Fund Class Y Shares; 49% of the Intermediate Bond Fund Class Y Shares; 27% of the Michigan Bond Fund Class Y Shares; 43% of the Multi-Season Fund Class Y Shares; 28% of the Real Estate Fund Class A Shares; 97% of the Real Estate Fund Class Y Shares; 6% of the Small Company Value Fund Class A Shares; 41% of the Small Company Value Fund Class Y Shares; 93% of the U.S. Government Income Fund Class Y Shares; 28% of the Value Fund Class K Shares; 94% of the Value Fund Class Y Shares; 100% of the Money Market Fund Class Y Shares.

     As of October 1, 1996, Funds Distributor Inc. on behalf of their clients owned 100% of the outstanding Class A Shares, Class B Shares, Class Y Shares and Class K Shares of International Bond Fund as well as Class K Shares of Real Estate Equity Investment Fund.

     As of October 1, 1996, Merrill Lynch Pierce on behalf of their clients owned approximately 100% of the outstanding Class C Shares of Accelerating Growth Fund, International Equity Fund, Intermediate Bond Fund, Bond Fund, Tax-Free Intermediate Bond Fund, Balanced Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Growth & Income Fund, U.S. Government Income Fund, Multi-Season Growth Fund, Value Fund and International Bond Fund as well as Class B Shares of Tax-Free Intermediate Bond Fund and Growth & Income Fund, respectively.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

          The Advisor and the Custodian believe they may perform the services for the Trust and the Company contemplated by their respective agreements with the Trust and the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Trust and the Company.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Trust and the Company, the Trust and the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Trust's or the Company's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any Customer.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in each Prospectus, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

                             REGISTRATION STATEMENT

          This Statement of Additional Information and each of the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in each of the Fund's Prospectuses as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

          The financial statements for the Trust and the Company including the notes thereto, dated June 30, 1996 have been audited by Ernst & Young LLP and are incorporated by reference in this Statement of Additional Information from the Annual Reports of the Trust and the Company dated as of June 30, 1996.

                                   APPENDIX A
                                   ----------

                             - RATED INVESTMENTS -


CORPORATE BONDS
---------------

   Excerpts from MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":    Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":    Bonds that are rated "Baa" are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":    Bonds that are rated "Ba" are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":    Bonds that are rated "Caa" are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from STANDARD & POOR'S CORPORATION ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A":   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" AND "CCC":   Bonds rated "BB" and "B" are regarded, on balance,
as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER
----------------

     The rating "PRIME-1" is the highest commercial paper rating assigned by MOODY'S. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   APPENDIX A
                                   ----------

                             - RATED INVESTMENTS -

COMMERCIAL PAPER
----------------

     Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

     MOODY'S: The rating "PRIME-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P:      Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+".

                                  APPENDIX B


     As stated in the applicable Prospectuses, the Equity Funds, the Balanced Fund and the Bond Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The adviser wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10% , tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. Index Futures Contracts
    -----------------------

     General. A bond index assigns relative values of the bonds included in the index bind the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexed, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
              Hedge Objective:  Protect Against Increasing Price

               Portfolio                                Futures
               ---------                                -------
                                          -Day Hedge is Placed-
Anticipate buying $62,500 in Equity       Buying 1 Index Futures at 125
Securities                                Value of Futures = $62,500/Contract

                                          -Day Hedge is Lifted-
Buy Equity Securities with Actual         Sell 16 Index Futures at 130
Cost = $65,000                            Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500       Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Portfolio Beta Relative to the Index = 1.0


               Portfolio                                Futures
               ---------                                -------
                                          -Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity   Sell 16 Index Futures at 125
Securities                                Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-
Equity Securities - Own Stock             Buy 16 Index Futures at 120
     with Value = $960,000                Value of Futures = $960,000
Loss in Portfolio Value = $40,000         Gain on Futures = $40,000

III.  Margin Payments
      ---------------

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts
     ------------------------------------------

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

V.  Options on Futures Contracts
    ----------------------------

     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions
     ---------------------

     The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements. Under such requirements, the Fund will segregate liquid, high grade assets with the custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.  Other Matters
      -------------

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.